UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 12, 2010
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously disclosed, Lance, Inc. (“Lance”), Lima Merger Corp., a wholly-owned subsidiary of Lance (“Merger Sub”), and Snyder’s of Hanover, Inc. (“Snyder’s”) entered into an Agreement and Plan of Merger on July 21, 2010, which was amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of September 30, 2010 (collectively, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Snyder’s (the “Proposed Merger”), with Snyder’s becoming a wholly-owned subsidiary of Lance. Also as previously disclosed, two lawsuits have been filed by Lance stockholders challenging the Proposed Merger. On August 5, 2010, Albert A. Ward (“Ward”) filed a purported putative class action complaint allegedly on behalf of Lance’s stockholders in the Mecklenburg County, North Carolina Superior Court against Lance, the members of Lance’s board of directors and Snyder’s (the “Ward matter”). The Ward matter was transferred to the North Carolina Business Court on September 1, 2010. On September 3, 2010, David Shaev (“Shaev”) filed a purported putative class action complaint allegedly on behalf of Lance’s stockholders in the United States District Court for the Western District of North Carolina, Charlotte Division against Lance, the members of Lance’s board of directors and Snyder’s (the “Shaev matter”). On November 8, 2010, Ward filed an amended complaint in the Ward matter, in which he dropped the class action allegations and added Merger Sub as a defendant.
     On November 12, 2010, counsel for Ward, counsel for Lance, Merger Sub and the Lance directors, and counsel for Snyder’s concluded an agreement in principle to settle the Ward matter, pursuant to which Ward has executed a Release Agreement (the “Ward Release Agreement”). Pursuant to the terms of the Ward Release Agreement, Ward, among other things: (i) releases his individual claims related to the Merger Agreement and the Proposed Merger; (ii) covenants not sue the defendants to the Ward matter in connection with the Merger Agreement or Proposed Merger; and (iii) agrees to file a Voluntary Dismissal within three (3) business days of the closing of the Proposed Merger (the “Closing”), dismissing with prejudice the claims Ward individually has asserted in the Ward matter against the defendants. The Ward Release Agreement indicates that Ward’s willingness to execute the Ward Release Agreement was motivated in part by Lance’s inclusion in the joint proxy statement/prospectus included in the Registration Statement on Form S-4, as amended and filed by Lance in connection with the Proposed Merger and declared effective by the SEC on October 29, 2010 (the “Registration Statement”), of certain additional disclosures related to the Proposed Merger to its stockholders, and the payment to Ward of a settlement payment in an immaterial amount. The effectiveness of the Ward Release Agreement is contingent on the Closing. A Consent Motion and Order for Stay was entered by the North Carolina Business Court on November 15, 2010 to stay the Ward matter pending the completion of the Closing. The Business Court may require review of the Ward Release Agreement prior to allowing the filing of the dismissal of the claims Ward asserted in the Ward matter.
     Also on November 12, 2010, counsel for Shaev, counsel for Lance and the Lance directors, and counsel for Snyder’s concluded an agreement in principle to settle the Shaev matter, pursuant to which Shaev has executed a Release Agreement (the “Shaev Release Agreement”) containing terms substantially similar to those of the Ward Release Agreement, and affecting only Shaev’s individual claims asserted in the Shaev matter. The Shaev Release Agreement indicates that Shaev’s willingness to execute the Shaev Release Agreement was also motivated in part by Lance’s inclusion in the Registration Statement of certain additional disclosures related to the Proposed Merger to its stockholders, and the payment to Shaev of a settlement payment in an immaterial amount. The effectiveness of the Shaev Release Agreement is also contingent on the Closing. An Order Granting the Motion to Stay was entered in the United States District Court for the Western District of North Carolina, Charlotte Division on November 15, 2010 to stay the Shaev matter pending the completion of the Closing. The Order indicates that the parties must report further to the Court in the event a dismissal with prejudice has not been filed in the Shaev matter on or before December 15, 2010.
     As part of the settlements, the defendants deny all allegations of wrongdoing and any liability to the plaintiffs. The defendants have agreed to the settlements to avoid the expense, inconvenience and uncertainty of further litigation. The settlements are not expected to affect the timing of the Closing or the amount of consideration to be paid in the Proposed Merger.
Important Information for Investors and Stockholders
     This Form 8-K relates to a proposed merger between Lance and Snyder’s. Lance filed with the Securities and Exchange Commission (“SEC”), and the SEC declared effective on October 29, 2010, a registration statement on Form S-4 that includes a joint proxy statement of Lance and Snyder’s and also constitutes a prospectus of Lance. Lance and Snyder’s began mailing the joint proxy statement/prospectus to shareholders on November 1, 2010. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO STOCKHOLDERS, CAREFULLY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov) or, in the case of Lance, by directing a request to Lance through Dee Noon, Assistant to the CFO at 704-556-5727 and, in the case of Snyder’s, by directing a request to John Bartman, Vice President at 717-632-4477.
Participants in the Solicitation
     Snyder’s, Lance and their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Lance. A list of the names of those directors and executive officers and descriptions of their interests in Lance and Snyder’s and the proposed transaction are contained in the amended joint proxy statement/prospectus filed by Lance with the SEC on October 29, 2010.
Cautionary Note Regarding Forward-Looking Statements
     This Form 8-K may include statements about future economic performance, finances, expectations, plans and prospects of Lance and Snyder’s, both individually and on a consolidated basis, that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on Lance’s or Snyder’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements.
     Risks and uncertainties relating to the proposed merger include the risks that: (1) the parties will not obtain the requisite shareholder approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed merger may not be satisfied or waived; and (5) the outcome of any legal proceedings to the extent initiated against Lance or Snyder’s or its respective directors and officers following the announcement of the proposed merger is uncertain. These risks, as well as other risks of the combined company and its subsidiaries may be different from what the companies expect and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 filed by Lance with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.
     For further information regarding cautionary statements and factors affecting future results, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by Lance with the SEC. Except as may be required by law, neither Lance nor Snyder’s undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: November 17, 2010	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary